L.O.M. Medical International, Inc.
                            #3-1482 Springfield Road
                    Kelowna, British Columbia, Canada V1Y 5V3








November 19, 2002





To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of L.O.M. Medical International, Inc., a Delaware corporation, which will be held at 1:00 p.m., Pacific Time, on January 24th, 2003, at the Coast Capri Hotel located at 1171 Harvey Ave., in Kelowna, British Columbia Canada V1Y 6E8 ("Annual Meeting"). All holders of our issued and outstanding common stock as of August 31, 2002, are entitled to vote at the Annual Meeting.

     Enclosed is a copy of the Notice of Annual Meeting of Stockholders, Proxy Statement, and Proxy. A current report regarding our operations will be presented at the Annual Meeting, and stockholders will have an opportunity to ask questions.

     We hope you will be able to attend the Annual Meeting. Your vote is very important, regardless of the number of shares you own. Each shareholder, even though he or she now plans to attend the Annual Meeting, is requested to sign, date and return the enclosed Proxy without delay in the enclosed postage paid envelope. You may revoke your Proxy at any time prior to its exercise. Any shareholder present at the Annual Meeting or any adjournments or postponements thereof may revoke his or her Proxy and vote personally on each matter considered at the Annual Meeting.

     It is very important that your shares be represented at the Annual Meeting, whether or not you plan to attend in person. The affirmative vote of a majority of our issued and outstanding common stock is required to approve the matters to be considered at the Annual Meeting. Therefore, we urge you to execute, date and return the enclosed Proxy in the enclosed postage paid envelope as soon as possible to assure that your shares will be voted at the Annual Meeting.

     We thank you for your continued support.

                                                 Sincerely,


                                                 /s/ John Klippenstein

                                                 John Klippenstein,
                                                 President

                       L.O.M. Medical International, Inc.
                            #3-1482 Springfield Road
                    Kelowna, British Columbia, Canada V1Y 5V3

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held on January 24, 2003

     NOTICE IS HEREBY given that the Annual Meeting of Stockholders of L.O.M. Medical International, Inc., a Delaware corporation, will be held at 1:00 p.m., Pacific Time, on January 24th, 2003, at The Coast Capri Hotel located at 1171 Harvey Avenue, in Kelowna, British Columbia, Canada V1Y 6E8 ("Annual Meeting") for the following purposes:

1.   To elect five (5) members to our Board of Directors;

2. To approve, adopt and ratify the actions taken by our officers and directors during the last fiscal year;

3. To approve the selection of KPMG LLP to audit our financial statements for the fiscal year ending May 31, 2003; and

4. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     Our Board of Directors has fixed the close of business on August 31, 2002, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.



                                            By Order of the Board of Directors


                                            /s/ John Klippenstein

                                            John Klippenstein,
                                            President

Dated: November 19, 2002

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                       L.O.M. Medical International, Inc.
                            #3-1482 Springfield Road
                    Kelowna, British Columbia, Canada V1Y 5V3


                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held January 24, 2003


                                VOTING AND PROXY
                                ----------------

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of L.O.M. Medical International, Inc., a Delaware corporation, for use at the annual meeting of our stockholders to be held at 1:00 p.m., Pacific Time, on January 24th, 2003, at The Coast Capri Hotel located at 1171 Harvey Avenue, in Kelowna, British Columbia, Canada V1Y 6E8 ("Annual Meeting"), and at any adjournments thereof.


When a Proxy is properly executed and returned, the shares of our common stock ("Common Stock") that such Proxy represents will be voted in accordance with any directions specified therein. If no specification is indicated, those shares will be voted "FOR" (i) the election as our directors of the five (5) nominees specified herein; (ii) the approval, adoption and ratification of the actions taken by our officers and directors during the most recent fiscal year; and
(iii) the approval and ratification of the selection and appointment of KPMG LLP as our independent certified public accountants to audit our financial statements for the fiscal year ending May 31, 2003.

Any stockholder giving a Proxy has the power to revoke that Proxy at any time before that Proxy is voted by (i) giving to our corporate secretary written notice of such revocation, (ii) issuance of a subsequent Proxy, or (iii) voting in person at the Annual Meeting.

At the close of business on August 31, 2002, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, we had issued and outstanding 6,194,139 shares of Common Stock. Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only stockholders of record at the close of business on August 31, 2002, are entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof.

We will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail, by e-mail, or by telephone, by our directors, officers and regular employees, who will not be additionally
compensated   therefor.   It  is  anticipated  that  this  Proxy  Statement  and
accompanying Proxy will be mailed on or about December 6, 2002, to all stockholders entitled to vote at the Annual Meeting.

The matters to be considered and acted upon at the Annual Meeting are specified in the preceding notice and are specified more completely below.

                              ELECTION OF DIRECTORS
                              ---------------------

(Proposal 1)

Our directors are elected annually and hold office until the next annual meeting of our stockholders or until their respective successors are elected and qualified. It is intended that the proxies solicited by our Board of Directors will be voted for election of the five (5) nominees specified below, unless a contrary instruction is made on the accompanying Proxy. If, for any reason, one or more of these nominees should be unavailable as a candidate as our director, an event which is not anticipated, the person to whom authority to vote is specified in the accompanying Proxy will vote for another candidate or candidates nominated by the Board of Directors. To be elected to our Board of Directors, a nominee must receive the affirmative vote of the holders of a majority of the total issued and outstanding Common Stock. Cumulative voting for nominees is not permitted.
            ---

Five (5) nominees for directors are, at present, our directors.

The following table sets forth certain information with respect to (i) each nominee to serve as a director for us, and (ii) all of our director nominees and executive officers as a group at August 31, 2002, including the number of shares of Common Stock beneficially owned by each of them. Percentages are based on the number of shares of Common Stock on a fully diluted basis as of August 31, 2002.

Our directors and principal executive officers directly or beneficially own, in the aggregate, 3,729,689 shares of Common Stock and 189,500 stock options, or approximately 63.3 % of the issued and outstanding Common Stock, as set forth on the following table (percentages are rounded off to the nearest one-tenth of one percent):

Title of           Name of Beneficial Owner             Amount          Options         Percent of
--------           ------------------------             ------          -------         ----------
 Class                                                                                Issued Shares
 -----                                                                                -------------
                                                                                       And Options
                                                                                       -----------

Common           David E. Gramlich, Director            40,000          18,000                .9%
 Stock            122 - 5360 - 201st Street
                        Langley, B.C.
                           V3A 1T7

Common             Dr. Colin Lee, Director              55,000          18,000               1.2%
 Stock                2749 McCall Place
                       Victoria, B.C.
                           V8N 5Y8

Common              Tanya Sedlacek, Chief                   50             500              0.01%
 Stock                Financial Officer
                      4321 Hazell Road
                        Kelowna, B.C.
                           V1W 1P9

Common       John Klippenstein, President, Chief     3,629,779 (1)     138,000(1)           60.8%
 Stock         Executive Officer and Director
                     494 Casa Rio Drive
                        Kelowna, B.C.
                           V1Z 3L6

Common         Maria Klippenstein, Secretary,        3,629,779 (2)     138,000(2)           60.8%
 Stock                    Treasurer
                     494 Casa Rio Drive
                        Kelowna, B.C.
                           V1Z 3L6

Common           Dr. Jeffrey Berg, Director                  0          15,000                .2%
 Stock                 3 Fairhill Road
                     Edison NJ USA 08817

Common              Chris Mandell, Director              4,860           Nil                 .08%
 Stock

(1) Includes 1,814,884 shares of Common Stock and 20,000 options owned by Mr. Klippenstein's wife, Maria Klippenstein.





                                        7

(2) Includes 1,814,895 shares of Common Stock and 118,000 options owned by Mrs. Klippenstein's husband, John Klippenstein.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("Commission") and generally includes voting or investment power with respect to securities. In accordance with the Commission's rules, shares of Common Stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of this Proxy Statement are deemed beneficially owned by the holders of those options or warrants.


Nominees for Directors
----------------------

John Klippenstein,  age 63, is our President, Chief Executive Officer and one of
-----------------
our directors. He received his education in Winnipeg and received a Certified Engineering Technician degree in 1964 from Red River College in Winnipeg, Manitoba. From 1980 to present, Mr. Klippenstein has been the President and owner of Tech-Nacan Consultants. From 1994 to present, Mr. Klippenstein has been the President of our subsidiary L.O.M. Laboratories, Inc. Mr. Klippenstein is currently a director of Highland Security Corporation and has been since 1996. Mr. Klippenstein has also worked for several land development companies until 1969, when he started his land development and construction management company, which still has holdings in Kelowna, British Columbia. As owner of Tech-Nacan Consultants Inc., Mr. Klippenstein has developed and built many large commercial and industrial projects, including health care facilities, clinics, schools, institutional buildings, senior citizen housing, high rise apartment complexes, recreational complexes, and food processing facilities in Manitoba, Saskatchewan and Alberta.

David A. Gramlich, age 61, is one of our directors.  He is a member of our Audit
-----------------
Committee. Mr. Gramlich began his career in real estate in 1968. From 1968 to 1979, he worked as a manager of several real estate firms. From 1979 to 1998, Mr. Gramlich was a self-employed businessman specializing in real estate, including development. Mr. Gramlich also owned Video Max, a company that owned and operated four video stores in the City of Langley, British Columbia. Mr.
Gramlich is currently working as a marketing consultant. Mr. Gramlich has participated in industrial, commercial and institutional transactions.

Colin  Lee,  M. D., age 64, is one of our  directors.  Dr. Lee came to Canada in
----------
1968 after having received his medical degree from Capetown University in South Africa in 1966. Since his arrival in Canada, Dr. Lee has worked in the specialty of radiology. Dr. Lee owns and operates 5 radiology clinics on Vancouver Island and Victoria, British Columbia, in partnership with Dr. Sidney Joss.

Jeffrey  Berg,  PhD,  age 59,  is one of our  directors.  Dr.  Berg is a  senior
-------------------
research analyst, as well as a prime consultant to medical companies located within the United States, including, but not limited to, Johnson & Johnson and Bausch & Lomb. Dr. Berg typically associates himself with companies offering pharmaceutical, biotechnological and medical-device and diagnostic products. Dr. Berg is the owner and President of Health Care Insights. Health Care Insights has offices in Edison, New Jersey.

Clifford  R.  Mandell,  age 54, is one of our  directors.  He is a member of our
---------------------
Audit Committee. Mr. Mandell has experience in technical sales of electronic components in British Columbia, Alberta and the Pacific Northwest. Mr. Mandell has been a sales engineer for Cain-Sweet, Co. since March 2001, and for Technical Marketing, Inc. from April 2000 to March 2001. Prior to that, Mr. Mandell was a systems consultant for Virtual Solutions from September 1999 to April 2000, and a regional sales manager for UMEC International Corp. from February 1998 to January 1999. From December 1996 to February 1998, Mr. Mandell was a field sales representative for Pioneer-Standard Electronics, and from October 1988 to October 1996, he was a sales engineer for Norgay Enterprises, Ltd.

Board of Directors Meetings During Last Fiscal Year
---------------------------------------------------

From our formation on March 17, 1997, to February 28, 2000, our Board of Directors consisted of five directors, John Klippenstein, Peter McFadden, David Gramlich, Dr. Colin Lee and Dr. John Gergely. On or about February 28, 2000, Dr. Jeffrey Berg was appointed to our Board of Directors. On or about November 3, 2000, Dr. John Gergely resigned as one of our directors. On or about December 1, 2000, Peter McFadden resigned as one of our directors, effective December 31, 2000. On or about March 2, 2001, Dr. Harold Punnett was appointed to our Board of Directors. On or about October 5, 2001, Cliff Mandell was appointed to our Board of Directors. On or about April 16, 2002, Dr. Harold Punnett resigned as one of our directors. During our most recent fiscal year, our Board of Directors met on October 5, 2001; May 27, 2002; and October 15, 2002, and on various occasions its members took additional action by written consent, in lieu of holding additional Board of Directors' meetings.

We also have an Audit Committee consisting of David Gramlich and Cliff Mandell, whom are independent directors, which review the results and scope of the audits and other services provided by our independent auditors.

All of our directors hold office until the next annual meeting of our shareholders and the election and qualification of their successors. Officers are appointed annually by, and serve at the discretion of, our Board of Directors.

Principal  Stockholders.  Other  than  officers  and  directors,  no person is a
------------------------
beneficial owner of more than 5% of the Common Stock.

Executive Compensation. Any compensation received by our officers and management
-----------------------
personnel will be determined from time to time by our Board of Directors (specifically the Compensation Committee). Our officers, directors and management personnel will be reimbursed for any out-of-pocket expenses incurred on our behalf.

Currency  Notations.  As a  point  of  clarification,  as  used  in  this  Proxy
--------------------
Statement, the word "Dollars" and the symbol "$" mean and refer to the currency of the United States of America, unless otherwise specified. As used in this Proxy Statement, the symbol "CDN$" means and refers to the currency of Canada, in Canadian dollars.

Summary  Compensation Table. The table set forth below summarizes the annual and
----------------------------
long-term compensation for services in all capacities to us payable to our Chief Executive Officer and our other executive officers of the Company whose total annual salary and bonus exceeded $50,000 during the fiscal year ended May 31, 2002.


     Name of Individual     Capacities in Which     Aggregate Remuneration
                             Remuneration was
                                   Earned
     ------------------     -------------------     ----------------------

     John Klippenstein      President and Chief           $127,484
                             Executive Officer


During the fiscal year ended May 31, 2002, we issued stock options to directors, employees, and consultants.

Our Board of Directors has adopted a stock option plan ("Stock Option Plan"). The Stock Option Plan is designed to retain qualified and competent officers, employees and directors for us. Our Board of Directors, or a committee thereof, shall administer the Stock Option Plan and is authorized, in its sole and absolute discretion, to grant options to all of our eligible employees, including our officers and directors (whether or not employees). During the year ended May 31, 2002, options to acquire 340,417 shares of Common Stock were granted in accordance with the Stock Option Plan. Options granted pursuant to the Stock Option Plan will be exercisable within the period specified in the applicable stock option agreements. Options granted pursuant to the Stock Option Plan will not be exercisable after the expiration of ten (10) years from the date of grant for any of our shareholders who owns less than 10% of the issued and outstanding Common Stock and five (5) years for any of our shareholders who owns 10% or more of the issued and outstanding Common Stock. The Stock Option Plan also authorizes the Company to make loans to optionees to enable them to exercise their options.

Compensation to Directors.  There was no other  compensation to our directors in
--------------------------
their capacities as such.

To be elected to our Board of Directors, a nominee must receive the affirmative vote of the holders of a majority of the total issued and outstanding Common Stock. Cumulative voting for nominees is not permitted.
                                         ---

                RATIFICATION OF ACTIONS BY OFFICERS AND DIRECTORS
                      DURING THE COMPANY'S LAST FISCAL YEAR

(Proposal 2)

Our management will report to our shareholders regarding the actions taken by our officers and directors during the last fiscal year, including, but not limited to, material contracts entered into by us. Our management believes that these actions taken by our officers and directors and the material contracts entered into by us have been in our best interests and the best interests of our shareholders, and, therefore, will request that holders of the issued and outstanding Common Stock vote to approve, consent to, adopt and ratify each of those actions and material contracts.

Approval of the proposal to approve, adopt and ratify the actions taken by the Company's officers and directors during our most recent fiscal year requires the affirmative vote of the holders of a majority of the issued and outstanding Common Stock.


                         INDEPENDENT AUDITORS - KPMG LLP


(Proposal 3)

Our management has selected the certified public accounting firm of KPMG LLP to audit and comment on our financial statements for our fiscal year ending May 31, 2003, and to conduct whatever audit functions are deemed necessary or appropriate pursuant thereto. KPMG LLP is responsible for the audit of our financial statements for the fiscal year ended May 31, 2002, for inclusion in our Annual Report on Form 10-KSB which was filed with the Commission on August 29, 2002. Approval of the selection of KMPG LLP to audit our financial statements for the fiscal year ending May 31, 2003 requires the affirmative vote of the holders of a majority of the issued and outstanding Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 ----------------------------------------------

On or about January 1, 1998, prior to becoming our subsidiary, L.O.M. Laboratories Inc., purchased from John Klippenstein, our President and one of our directors, all rights to the Lens-O-Matic product. L.O.M. Laboratories Inc. then paid a purchase price of CDN$542,000 allocated as follows: (i) L.O.M. Laboratories Inc. forgave Mr. Klippenstein's debt of CDN$101,329; and (ii) L.O.M. Laboratories Inc. issued to Mr. Klippenstein 4,000 shares of its class "C" Preferred Stock, then valued at CDN$440,671. At the time of those transactions, Mr. Klippenstein was serving as our President, Chief Executive Officer and one of our directors, as well as serving as President and a director of L.O.M. Laboratories Inc. Mr. Klippenstein signed the Purchase and Sale
Agreement for that product in his individual capacity as seller and as the authorized officer of L.O.M. Laboratories Inc. At the time of that transaction, Mr. Klippenstein's wife, Maria Klippenstein, was both the Secretary and the Treasurer of L.O.M. Laboratories Inc. and our Secretary and Treasurer. The ultimate value to L.O.M. Laboratories Inc. of that product will ultimately be determined by the acceptance of that product, which is uncertain at this time.

On or about June 1, 1997, we agreed to purchase 4,800 of the 5,000 total issued and outstanding shares of L.O.M. Laboratories Inc.'s Class "A" common stock; however, the effective date of such purchase was not until January 13, 1998, when the shareholders and directors of L.O.M. Laboratories, Inc. approved the sale. We agreed to pay $1.00 per share. This represents a 96% interest in L.O.M. Laboratories Inc. The other 200 issued and outstanding shares of that Class "A" common stock are owned by John Klippenstein and Maria Klippenstein. At the time of that transaction, John Klippenstein was serving as the President, Chief Executive Officer and one of our directors, as well as serving as President and a director of L.O.M. Laboratories Inc. At the time of that transaction, Mr.
Klippenstein's wife, Maria Klippenstein, was both the Secretary and the Treasurer of L.O.M. Laboratories Inc. and our Secretary and Treasurer.

We lease our office space from 494040 B.C. Ltd. (Tech-Nacan Consultants). Tech-Nacan Consultants, a British Columbia corporation, is a real estate development company owned by (i) John Klippenstein, our President, Chief Executive Officer and one of our directors, and (ii) Maria Klippenstein, our Secretary and Treasurer. For the year ended May 31, 2002 we paid $25,115.00 for that office space. During the fiscal year ended May 31, 2002, we did not expend any funds for improvements on those premises.

On or about October 15, 2002, with our Board of Director's approval, we entered into with John Klippenstein a one-year employment agreement. Pursuant to that agreement, John Klippenstein is to provide management services to us for which we have agreed to pay $160,000 for the year. John Klippenstein currently is our President, Chief Executive Officer and one of our directors. During the year ended May 31, 2002, we paid $127,484.00 to Mr. Klippenstein.

During the year ended May 31, 2002, we paid to Peter McFadden, our Vice President and Chief Financial Officer and a former director, $55,170.00 for accounting services. Mr. McFadden resigned as director effective December 31, 2000.

During the year ended May 31, 2002, we paid to Maria Klippenstein, our Secretary and Treasurer and wife of John Klippenstein, our President, Chief Executive Officer and one of our directors, $30,005.00 in office and administrative fees.

During  the  year  ended  May  31,  2002,  we  paid  to  Pam  Klippenstein,  the daughter-in-law of Maria Klippenstein and John Klippenstein, office and administration fees in the amount of $11,852.00 for the office management fees for the management of our office facilities.

                                  OTHER MATTERS
                                  -------------

Our Board of Directors knows of no other matters to be brought before the Annual Meeting. If, however, other matters should come before the Annual Meeting, it is the intention of the person specified in the accompanying Proxy to vote such Proxy in accordance with his or her judgment regarding such matters.

                          ANNUAL REPORT ON FORM 10-KSB
                          ----------------------------

We filed our most recent Annual Report on Form 10-KSB on August 29, 2002. Additionally, we filed the requisite Quarterly Reports on Form 10-QSB which are available without charge to stockholders and may be obtained by writing to us at #3-1482 Springfield Road, Kelowna, British Columbia, Canada V1Y 5V3, Attention:
Information Agent.

On or about July 13, 1999, we became a reporting company with the Commission.

The public may read and copy any materials filed with the Commission, including our Registration Statement on Form 10-SB filed by the Company on May 14, 1999; the amendments thereto filed on January 6, 2000, on January 20, 2000, on May 17, 2000, and July 14, 2000; and the Company's Quarterly Reports on Form 10-QSB filed on October 26, 2001, January 14, 2002, and April 12, 2002, at the

Commission's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549, or by accessing the Commission's website at http://www.sec.gov.

                              STOCKHOLDER PROPOSALS
                              ---------------------

Any proposals of security holders which are intended to be presented at next year's annual meeting must be received by us at our principal executive offices on or before June 1, 2003, in order to be considered for inclusion in our Proxy materials relating to that annual meeting.

                                   Appendix A
                                   ----------

To our Stockholders:

     The following is a summary of our most recent Annual Report on Form 10-KSB filed with the Commission on August 29, 2002. A complete copy of the Annual Report is available without charge to our stockholders and may be obtained by writing to us at #3-1482 Springfield Road, Kelowna, British Columbia, Canada V1Y 5V3, Attention: Information Agent. In addition, all of our filings with the Commission may be viewed at the Commission's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549, or by accessing the Commission's website at http://www.sec.gov.

Item 1.   Description of Business.
----------------------------------

Development of the Company.
---------------------------

L.O.M. Medical International Inc., a Delaware corporation ("Company" or "LOM"), was incorporated in the State of Delaware on March 17, 1997. Our executive offices are located at #3-1482 Springfield Road, Kelowna, B. C. Canada V1Y 5V3. The Company's telephone number is 250.762.7552.

For purposes of clarification, anytime the symbol "US" is used within this Annual Report of Form 10-KSB, it refers to the currency of the United States. Anytime the symbol "CDN" is used, it refers to the currency of Canada.

Business of the Company.
------------------------

The Company was incorporated for the purpose of researching and developing health care products. The goal is to become an innovator and provider of a retractable syringe ("Syringe") and related products and technologies to the health care market. We also hope to successfully market and distribute a line of eye care products. We plan to develop new and improved products and provide the health care industry with better, safer products throughout the world.

The Retractable Syringe.
------------------------

We believe the Syringe will change standard disposal methods for used syringes. We have developed a product designed to function, as a standard hypodermic syringe that we believe is safer to the caregiver or health care worker. We believe that the Syringe's unique design will allow health care providers to avoid direct contact with used needles. The Syringe is covered by United States Patent No. 5,868,713 dated February 9, 1999, and international patents have been filed in 84 different countries.

Once the needle is injected, the user simply has to press the plunger top gently with his or her thumb to automatically retract the needle into its own sealed chamber. The needle is now hidden where it remains locked in place and cannot be used again. The Syringe does not require a health care worker to use both hands to retract the needle after it has been used and withdrawn from the patient. The Syringe will be produced in standard industry sizes from 1CC to 20 CC, inclusive.

We intend to promote the Syringe as a safer and less risk-oriented instrument for hospital staff and health care workers. We are optimistic that doctors, nurses, and health care workers alike will recognize and appreciate the safety features of the Syringe because of its ease of "use-and-disposal" and its unique "contaminate-prevention" characteristics. However, we currently have no contracts to sell the Syringe and there are no guarantees as to the timing of any such contracts in the future.

It is anticipated that the products and technologies developed by us will be offered to distributors on a worldwide basis, with an initial emphasis in Canada and the United States. It is hoped that new product and technology ideas will be generated through active dialogues among our potential customers, and our network of scientific advisors. We also hope to participate in national and international conferences, and to generate reviews in selected scientific literature.

Management interacts with a network of scientific advisors within the industry, including members of academic institutions, as well as potential customers. We anticipate that these interactions will enable us to identify the specialized needs of those potential customers and to provide innovative and commercially acceptable products and technologies. At this time, our relationship with scientific advisors and academic institutions is limited to an advisory relationship. We anticipate testing the Syringe in conjunction with teaching universities in Canada, Britain, and other constituents of the United Kingdom.

Our engineering personnel continue to perform design refinements regarding the Syringe, and, as a result, we have been able to reduce parts and enhance the Syringe's gas cell. This, in turn, simplifies the manufacturing and reduces production costs. Patent refinements on the Syringe and that gas cell are constantly being updated.

B.C. Tech has completed 100 % of its contract to complete production of the prototype Syringe, as well as test units. We have received numerous prototypes from B.C. Tech for review and testing. This testing has resulted in enhancements to the Syringe and more design changes.

The LOM research and development team has finalized the production design of the 3cc syringe, which has been reduced in size from the proto-type. The production molds will be modified for these size changes. The designs of the .5cc, 1cc, 1.5cc, 5cc and the 10cc are ready for prototyping. The extensive designing of the syringe components have utilized the shared parts between all sizes, thus minimizing overall cost of total parts. The syringe assembly, packaging system and costing are nearing completion.

During the next 12 months we anticipate increasing our staff as the pre-production of the Syringe moves forward. Dr. Simon Wood has agreed to supervise our research and development department. Currently, he bills us on an hourly basis for work completed. There is no written contract with him at this time. We have contracted with Kevin Conway, a mid-level engineer for certain services. Mr. Conway performs subcontract work on an hourly basis. He is assisting with CAD-CAM requirements relating to the development of the Syringe.

To satisfy our financial obligations pursuant to agreements to which we are a party during the next few months we require additional cash resources. From our inception on March 17, 1997, to May 31, 2002, we have incurred $1,288,814 related to the development of the Syringe, including the proof of concept prototype and molds for the test syringes.

Over the next 12 months, we plan to focus our efforts in the following areas:

o  Selection of raw materials for production;

o Contact the Food and Drug Administration ("FDA") in anticipation of a 510K submission;

o  Sterilization selection (E beam and Y beam);

o  Material compatibility; and

o  Mould maker selection.

We are not currently producing commercial quantities of products or currently supplying any services to any third parties.

No assurance can be given that we will, on a timely basis, be able to make the transition from manufacturing testing quantities of the Syringe to commercial production quantities successfully or be able to arrange for contract manufacturing.

We anticipate contracting out the first two years of commercial production of the Syringe. At the end of the second year of production, we anticipate engaging in significant discussions regarding the potential for the construction of our own production facility. We recognize that the construction of a production facility will be contingent upon us having reached our sales and profit projections. We anticipate this issue will be presented for vote by the Board of Directors and shareholders. Negotiations to set up a manufacturing plant in Ireland have begun but have not progressed beyond the preliminary discussions discussed in our previous filings.

The Eye Care System.
--------------------

We have invented and developed an insertion and storage device for contact lenses (the "Eye Care System"), which is a method of handling and inserting contact lenses.

We have produced 33,000 units of our eye care inserters, which will be used for demonstrations. As such, we have not inventoried the units but we have expensed them in the past financial statements as net realizable value (anticipated to be nil). We currently have the ability to subcontract out for the production of commercial quantities of our eye care products. We currently have dies with an output capacity of 150,000 units. There is a second set of dies designed that will have a 300,000 unit capacity which would allow the production of a total of 450,000 units of eye care products per month.

We have FDA approval to market our line of eye care products in the United States and have the necessary Canadian approval to market eye-care products in Canada. We are reviewing various contracts with third parties to market the Eye Care System in Canada as well as the United States.

We plan to focus our activities over the next twelve months on the production and introduction of the Syringe. When that is finalized, we will implement our marketing plan for the Eye Care System products.

Skin Care Products.
-------------------

At this time we are reorganizing our approach to the skin care line. We will not be pursuing this area aggressively until we have our Syringe production under way.

Genetic Patents.
----------------

We are currently in the first phase of licensing agreements with the owners of various patents on genetic vectors. As of May 31, 2002 we had advanced $54,680 to pay for patents characterized in our financial statements as advances and deposits. Given the uncertainty regarding the future recoverability of these advances we have written theses advances off during the year.

Business of the Company's Subsidiary.
-------------------------------------

There has been no activity in the subsidiary this quarter. For the foreseeable future the subsidiary will be inactive.

Government Regulation.
----------------------

United  States  Governmental  Regulation.  Virtually  all of our  products  will
----------------------------------------
require regulatory approval by governmental agencies prior to commercialization. We expect to research and develop products and technologies requiring rigorous pre-clinical and clinical testing and other approval procedures by the FDA and similar health authorities in foreign countries. Various federal statutes and regulations also govern or influence the manufacturing, safety, labeling, storage, record keeping and marketing of such products. The process of obtaining these approvals and the subsequent compliance with appropriate federal and foreign statutes and regulations requires the expenditure of substantial resources. The effect of government regulations may be to delay for a considerable period of time or even prevent the marketing of any product that we may develop and/or to impose costly procedures on our activities. Non-compliance with applicable requirements can result in, among other things, fines, injunctions, seizures of products, total or partial suspension of product marketing, failure of government to grant pre-market approval, withdrawal of marketing approvals, product recall and criminal prosecution.

On November 28, 1990, the Safe Medical Devices Act ("SMDA") became law. The SMDA amended the Food, Drug and Cosmetic Act and has several provisions that affect the medical device industry. Several provisions of the SMDA are self-enacting. Both distributors and importers of medical devices are affected by the SMDA.

Beginning on November 28, 1990, medical facilities are now required to report patient deaths attributed to devices to the manufacturers and the Food and Drug Administration ("FDA"). Medical facilities are also now required to report serious injuries and serious illnesses contributed or caused by medical devices to the manufacturers. Because the SMDA user facility reporting requirement is self-implementing and contains limited procedures for reporting, the FDA issued interim guidance for user facilities in order to comply with the SMDA. The guidance includes a test reporting form that the facilities may use to report incidences to manufacturers. SMDA Section 519(d) or 21 U.S.C. 360(i)(d), requires that manufacturers, importers and distributors annually certify to the FDA the number of MDR reports they have submitted in a year or that no such reports were submitted. Moreover, distributors will be required to report incidents to manufacturers and to the FDA under Section 519(a)(6) or 21 U.S.C. 360(i)(a)(6). They will also be required to register with the FDA.

There are also two provisions in the SMDA that affect product removal and correction. The first section is Section 519(f) or 21 U.S.C. 360(i)(f). In this section, a firm is required to report to the FDA when it removes or corrects a distributed product when those actions are intended to reduce risk to public health posed by a device or to remedy a violation of the SMDA that may present a risk to public health. If a product removal or correction is reported under the MDR with an incident report, it does not have to be reported a second time to the FDA. The second provision is Section 303(j) or 21 U.S.C. 333(j). This provision became effective November 28, 1990. The agency now has the authority under certain conditions to order manufacturers, importers, distributors or retailers of devices to immediately cease distribution of a volatile product. It can also order notification to health care professionals and user facilities to cease use of a product when there is a reasonable probability that it would cause serious adverse health consequences or death. The person subject to the order has the opportunity for an informal hearing within 10 days after the date of the issuance on the actions required by the order and whether the device should be recalled.

Manufacturers of devices that are reasonably likely to have adverse health consequences and are permanent implants or life sustaining or life supporting and are used outside of a device user facility are required to develop device tracking system. This language appears in Section 519(e) or 21 U.S.C. 360(i)(e).

Canadian Governmental Regulation.  In Canada, all products that require approval
--------------------------------
for marketing and sales must be submitted to the Health Production Branch Tunney's Pasture Ottawa ("Branch Tunney's"). Testing by Branch Tunney's includes the testing of:

o    a product's design function;
o    a product's materials;
o    method of product sterilization;
o    sample of the product's packaging;
o    a product's labeling;
o    indications of lot numbers;
o    size;
o    manufacturers names and/or place of production; and
o    projected run date.

Trial runs of the Syringe will be carried out through hospitals, where product performance will be evaluated. For the market and distribution of the Syringe, we are in the process of obtaining Health Canada and Food and Drug Administration Approval Numbers. We will also need to acquire DIN numbers and UPC codes. Finally, we will have to obtain national drug codes.

We are also subject to the provisions of the Canadian Food and Drug Act ("CFDA"). Chapter F-27 of the CFDA regulates the advertisement and sale of food, drugs, cosmetics and medical device products. Specifically, this section of the CFDA restricts the labeling, packaging, and treatment process and sale or advertisement of any medical device in a manner that is false, misleading or deceptive or is likely to create an erroneous impression regarding its design, construction, performance, intended use, quantity, character, value, composition, merit or safety. Moreover, the regulation provides that where a standard has been prescribed for a device, no person shall label, package, sell or advertise any article in any manner that is likely to be mistaken for such a device unless the article complies with the prescribed standard. Part II of the Chapter F-27 of the CFDA also explains the administration and enforcement powers of inspectors working under the CFDA. Specifically, the CFDA gives inspectors the right to, at any reasonable time, enter any place where on reasonable grounds the inspector believes any article is manufactured, prepared, packaged, preserved or stored, and examine any such article and make or take samples thereof and anything the inspector reasonably believes is used or capable of being used for such manufacture, preparation, preservation, packaging or storing. The inspector will also have the power and authority to open and examine any receptacle or package that on reasonable grounds he believes any article to which the CFDA or the regulations apply. Finally, the inspector shall have the power to seize and obtain for such time reasonably necessary any article by means of or in relation to which he reasonably believes any provision of the CFDA or regulations have been violated.

We are also subject to the provisions of Chapter 871 of the CFDA specifically relating to the medical device regulations. Specifically, Chapter 871 of the CFDA addresses the labeling of medical devices.

Part I of Chapter 871 provides that labeling on medical devices must contain:

o    the name of the device;
o name and address of the manufacturer, distributor or importer of the device;
o    a lot number or serial number of the device;
o    the model designation of the device;
o the precise nature of the benefits claimed to be obtainable through the use of the device;
o    directions for use of the device;
o    information as to whether a device is sterile;
o    the expiration date of the device if applicable; and
o a list of the contents of the package and the number of complete units contained therein.

Part I of Chapter 871 of the CFDA also contains extensive and involved regulations concerning the specific nature and quality of any labeling on medical devices, including but not limited to, warnings, language, position of label and any required symbols. This same section also addresses product testing before sale. Specifically, the CFDA provides that no manufacturers of a device or person who has imported into Canada a device for sale shall sell the device unless tests have been conducted with respect thereof and the tests indicate that the nature of the benefits claimed to be obtainable through the use of the device and the performance characteristics claimed by the device are justified as shown by the evidence available in Canada to the manufacturer or the person importing the device.

Employees.  We currently have three employees and several  consultants on staff.
----------
We also  use  consultants  for  business,  accounting,  engineering,  and  legal services as required. Our management has experience and background in manufacturing medical products and obtaining patents internationally, as well as obtaining medical approvals worldwide.

Our three employees are Maria Klippenstein, John Klippenstein and Tia Isaak. Mrs. Klippenstein is the Secretary and Treasurer of our Company. Her day-to-day duties include monitoring accounts payable and receivable, reporting to our stock transfer agent, shareholder relations and reporting to our corporate securities attorney. Mr. Klippenstein is our President and Chief Executive Officer. He performs all the duties of that office. Ms. Isaak handles office administration and secretarial duties.

We have also hired Peter McFadden, Chartered Accountant as a consultant. Peter McFadden performs the duties of Chief Financial Officer of our Company. Mr. McFadden's day-to-day duties include corporate finances, accounting and communications with our auditors, corporate reporting and annual tax filings, financial reporting to our Board of Directors, corporate financial advising, organization and reporting on annual shareholder meetings, and corporate tax planning. Tanya Sedlacek also provides, as a subcontractor, accounting services to us. Finally, Kevin Conway provides us with engineering services on a subcontract basis.

LOM has also entered into a contract with Dr. Jeffrey Berg; Sr. Dr. Berg's duties include product analysis and strategic alliances with medical publications, product evaluation and reports, negotiating strategic alliances and brokerage liaisons.

Competition.  Competition  in the  medical  products  industry is intense and we
------------
expect the competition to increase. We will compete directly with other companies and businesses that have developed and are in the process of developing technologies and products which will be competitive with the products developed and offered by us. There can be no assurance that other technologies or products which are functionally equivalent or similar to our technologies and products have not been developed or are not in development. We expect that there are companies or businesses which may have developed or are developing such technologies and products as well as other companies and businesses which have the expertise which would encourage them to develop and market products directly competitive with those developed and marketed by us. Many of these competitors have greater financial and other resources, and more experience in research and development than us. To the extent that customers exhibit loyalty to the supplier that first supplies them with a particular product or technology, our competitors may have an advantage over us with respect to products and technologies first developed by such competitors. As a result of their size and breadth of their product offerings, certain of these competitors have been and will be able to establish managed accounts by which, through a combination of direct computer links and volume discounts, they seek to gain a disproportionate share of orders for health care products and technologies from prospective customers. Such managed accounts present significant competitive barriers to us. It is anticipated that we will benefit from our participation in niche research markets which, as they expand, may attract the attention of our competitors.

There can be no assurance that competitors have not or will not succeed in developing technologies and products that are more effective than any which have been or are being developed by us or which would render our products obsolete and noncompetitive. Many of our competitors have substantially greater experience, financial and technical resources and production, marketing and development capabilities than us. If we commence commercial sales of our products, we will also be competing with respect to manufacturing efficiency and sales and marketing capabilities.

Our strategy for growth is substantially dependent upon our ability to market and distribute products successfully. Other companies, including those with substantially greater financial, marketing and sales resources, compete with us, and have the advantage of marketing existing products with existing production and distribution facilities. There can be no assurance that we will be able to market and distribute products on acceptable terms, or at all. Our failure to market our products successfully could have a material adverse effect on our business, financial condition or results of operations.

Specifically, when we applied for our United States patents in 1997, a United States Patent search revealed 7 separate patents which related to different safety syringes. We also caused the preparation of a market report issued by Frost & Sullivan entitled "U.S. Disposable Needle, Syringe, and Related Products, Markets" Publication No. 5341-54. The market report described the market, pricing and the specific competition. We believe that there is virtually no competition other than one syringe manufacturer, presently located in Texas. The company which manufacturers this syringe is called Retractable Technologies Inc. ("RTI"). The syringe manufactured by RTI works on a pre-tension stainless spring which releases once the medicine chamber is emptied. The plunger will trigger the retraction by applying additional pressure. The price of this syringe is US$0.52 per 3CC syringe, whereas standard 3CC syringes sell at US$0.26. The syringe manufactured by RTI is currently marketed only in California because RTI is not able to produce enough product to satisfy the demand because the RTI design is labor intensive and does not allow on-line high speed production. We believe that the Syringe has the distinct design advantage in that the Syringe was designed and engineered for high speed production and its cost and is much more cost effective and not as labor intensive as the syringe produced by RTI.

Item 2.   Description of Property.
----------------------------------

Property held by the Company. The Company holds no property at this time.
-----------------------------

The Company's  Facilities.  We lease office space located at 3-1482  Springfield
--------------------------
Road, Kelowna, Canada from Tech-Nacan Consultants ("Tech-Nacan"). Tech-Nacan is a company owned by John Klippenstein, the Company's President, Chief Executive Officer and a director, and Maria Klippenstein, Secretary and the Treasurer of the Company. We also lease office space at 885 Dunsmuir Street in Vancouver, Canada from an unrelated third party. In addition we lease storage space in Great Plains Industrial Park in Saskatchewan for the assembly and storage of the Lens-O-Matic product, from an unrelated third party. For the year ended May 31, 2001, we paid a total of US$45,227 toward the rental of our Kelowna and Vancouver offices. For the year ended May 31, 2002, we paid US$38,404 toward the rental of our Kelowna and Vancouver offices. With regard to the Great Plains storage we pay $155 CDN per month. The lease is from month -to-month. We are obligated to make future lease payments as follows:

     Year                                           Payment
     ----                                           -------

     2002                                           US$40,178
     2003                                           US$40,178
     2004                                           US$35,699
     2005                                           US$27,785

Item 3.   Legal Proceedings
---------------------------

British Columbia Securities Commission.
---------------------------------------

During the year ended May 31 2002, the Company engaged in discussions with staff of the British Columbia Securities Commission (the "BCSC") concerning the distribution of the Company's common stock to certain residents of British Columbia. Staff of the BCSC took the position that the distribution of certain shares may not have, in all circumstances, satisfied the prospectus exemption requirements under the Securities Act (British Columbia). In order to resolve the concerns of staff of the BCSC, the Company agreed to make an offer of rescission (the "Rescission Offer") to purchasers of its common stock residing in British Columbia. Stockholders who acquired 99,933 common shares from the Company for aggregate proceeds of $263,573 exercised their right of rescission. As of May 31, 2002, the Company has repaid $46,226 of the $263,573. The remaining $217,347 is included in accounts payable and accrued liabilities on the consolidated balance sheet. The Company intends to repay this amount by August 15, 2002. As of May 31, 2002, 18,702 of the 99,933 shares returned upon rescission were cancelled and the remaining 81,231 shares are held as treasury stock.

During 2002, two shareholders, not entitled to the rescission offer, holding 1,000 and 2,205 common shares with a cost of $1,000 and $6,851 respectively, requested that the Company accept the return of their shares. The Company accepted the return of the shares and repaid the original subscription price of $1,000 to one shareholder and has recorded a liability of $6,851, which is included in accounts payable and accrued liabilities for the other shareholder. All of these shares are held as treasury stock as at May 31, 2002.

There are no other security issues pending against the Company nor are any other such actions contemplated.

Item 4.   Submission of Matters to a Vote of Security Holders.
--------------------------------------------------------------

Within the last fiscal year, we did not submit any matters to a vote of security holders.

PART II.
--------

Item 5.   Market for Common Equity and Related Stockholder Matters
------------------------------------------------------------------

Reports to Security  Holders.  We are a reporting  company with the Security and
-----------------------------
Exchange Commission ("Commission") and thus required to file those reports required by the Commission, including, but not limited to, an annual report to our security holders, which will include audited financial statements, as well as quarterly reports which will include management prepared, auditor reviewed, financial statements. The public may read and copy any materials filed with the Commission, including our Registration Statement on Form 10-KSB, and all exhibits, schedules and amendments thereto, at the Commission's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549. Copies of all or any part thereof may be obtained from such office after payment of fees prescribed by the Commission. The public may also obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The
Commission maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Commission. The address of that site is http://www.sec.gov.

We are authorized to issue 50,000,000 shares of common stock, $0.001 par value, each share of common stock having equal rights and preferences, including voting privileges. We are also authorized to issue 5,000,000 shares of preferred stock with a par value of $0.001. As of May 31, 2002 6,178,446 shares of the Company's common stock were issued and outstanding. As of May 31, 2002, 4,000 of our subsidiaries redeemable preferred stock were issued and outstanding.

The shares of $0.001 par value common stock of the Company constitute equity interests in the Company entitling each shareholder to a pro rata share of cash distributions made to shareholders, including dividend payments. The holders of the Company's common stock are entitled to one vote for each share of record on all matters to be voted on by shareholders. There is no cumulative voting with respect to the election of directors of the Company or any other matter, with the result that the holders of more than 50% of the shares voted for the election of those directors can elect all of the directors. The holders of the Company's common stock are entitled to receive dividends when, as and if declared by our Board of Directors from funds legally available therefore; provided, however, that cash dividends are at the sole discretion of our Board of Directors. In the event of liquidation, dissolution or winding up of the Company, the holders of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities of the

Company and after provision has been made for each class of stock, if any, having preference in relation to the Company's common stock. Holders of the shares of the Company's common stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the Company's common stock. All of the outstanding shares of the Company's common stock are duly authorized, validly issued, fully paid and non-assessable.

Dividend  Policy.  Any  payment of  dividends  will be at the sole and  absolute
-----------------
discretion of our Board of Directors and will depend upon earnings, financial condition, capital requirements, amount of indebtedness, contractual restrictions with respect to payment of dividends, and other factors. Any such dividends may be paid in cash, property or shares of the Company's capital stock. We have not paid any dividends since the Company's formation, and it is not probable that any dividends on the Company's common stock will be declared at any time in the foreseeable future. Any future dividends will be subject to the discretion of our Board of Directors, and will depend upon, among other things, the operating and financial condition of the Company, the Company's capital requirements and general business conditions. Therefore, there can be no assurance that any dividends on the Company's common stock will be paid in the future.

Sale of Securities.  During the fiscal year ended May 31, 2002, the Company sold
-------------------
121,470 shares of common stock pursuant to Regulation D and Rule 506 promulgated there under. During the fiscal year ended May 31, 2002, the Company rescinded 99,933 shares of common stock, of which 18,702 were cancelled and the remaining were held as treasury stock. The common stock was sold for $2.41 to $3.25 per share. The lower priced stock related to the stock that was rescinded and sold at the average rescission price. During the fiscal year ended May 31, 2002, the Company purchased 3,205 shares of its common stock. The Company sold to "accredited investors" only as that term is defined in Rule 501 of the Securities Exchange Act of 1934.

Stock  Options.  Our Board of Directors  has adopted a stock option plan ("Stock
---------------
Option Plan"). The Stock Option Plan is designed to retain qualified and competent officers, employees and directors of the Company. Our Board of Directors, or a committee thereof, shall administer the Stock Option Plan and is authorized, in its sole and absolute discretion, to grant options to all eligible employees of the Company, including officers and directors (whether or not employees) of the Company. During the year ended May 31, 2002, no stock options were granted under the Stock Option Plan (for further details, please refer to Note 5 of the consolidated financial statements attached hereto). Options granted pursuant to the Stock Option Plan will be exercisable within the period specified in the stock option agreement. Options granted under the Stock Option Plan will not be exercisable after the expiration of ten (10) years from the date of grant for shareholders with less than 10% ownership and five (5) years for shareholders with 10% or more share ownership. The Stock Option Plan will also authorize us to make loans to optionees to enable them to exercise their options.

Warrants.  We have  offered to all  shareholders  of record on May 31,  2001 one
---------
warrant for every two shares held by each shareholder. Each warrant entitles the holder of such warrant to purchase one share of our common stock for $5.00 per share. Each warrant expires by its own terms ninety days after the first transaction in the Company's shares occurs on the Over-the-Counter Bulletin Board.

As of May 31, 2002, there were 3,076,405 warrants outstanding. Each of these warrants expire by their own terms 90 days after the first trade of the Company's stock on the Over-the-Counter Bulletin Board. Each warrant grants the holder the right to purchase one share of the Company's common stock for US$5.00 per share. Each warrant was issued pursuant to Rule 506 of Regulation D promulgated by the Securities and Exchange Commission.

Item 6.   Management's Discussion and Analysis or Plan of Operation.
--------------------------------------------------------------------

THIS ANNUAL REPORT SPECIFIES FORWARD-LOOKING STATEMENTS OF OUR MANAGEMENT ("FORWARD-LOOKING STATEMENTS") INCLUDING, WITHOUT LIMITATION, FORWARD-LOOKING STATEMENTS REGARDING OUR EXPECTATIONS, BELIEFS, INTENTIONS AND FUTURE STRATEGIES. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ESTIMATE THE
HAPPENING OF FUTURE EVENTS AND ARE NOT BASED ON HISTORICAL FACTS. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY, SUCH AS "COULD", "MAY", "WILL", "EXPECT", "SHALL", "ESTIMATE", "ANTICIPATE", "PROBABLE", "POSSIBLE", "SHOULD", "CONTINUE", "INTEND" OR SIMILAR TERMS, VARIATIONS OF THOSE TERMS OR THE NEGATIVE OF THOSE TERMS. THE FORWARD-LOOKING STATEMENTS SPECIFIED IN THIS ANNUAL REPORT ON FOR 10-KSB HAVE BEEN COMPILED BY US ON THE BASIS OF ASSUMPTIONS MADE BY US AND CONSIDERED BY US TO BE REASONABLE. OUR FUTURE OPERATING RESULTS, HOWEVER, ARE IMPOSSIBLE TO PREDICT AND NO REPRESENTATION, GUARANTY, OR WARRANTY IS TO BE INFERRED FROM THOSE FORWARD-LOOKING STATEMENTS.

THE ASSUMPTIONS USED FOR PURPOSES OF THE FORWARD-LOOKING STATEMENTS REPRESENT ESTIMATES OF FUTURE EVENTS AND ARE SUBJECT TO UNCERTAINTY AS TO POSSIBLE CHANGES IN ECONOMIC, LEGISLATIVE, INDUSTRY, AND OTHER CIRCUMSTANCES. AS A RESULT, THE IDENTIFICATION AND INTERPRETATION OF DATA AND OTHER INFORMATION AND THEIR USE IN DEVELOPING AND SELECTING ASSUMPTIONS FROM AND AMONG REASONABLE ALTERNATIVES REQUIRE THE EXERCISE OF JUDGMENT. TO THE EXTENT THAT THE ASSUMED EVENTS DO NOT OCCUR, THE OUTCOME MAY VARY SUBSTANTIALLY FROM ANTICIPATED OR PROJECTED RESULTS, AND, ACCORDINGLY, NO OPINION IS EXPRESSED ON THE ACHIEVABILITY OF THOSE FORWARD-LOOKING STATEMENTS. NO ASSURANCE CAN BE GIVEN THAT ANY OF THE ASSUMPTIONS RELATING TO THE FORWARD-LOOKING STATEMENTS SPECIFIED IN THIS REPORT ARE ACCURATE, AND WE ASSUME NO OBLIGATION TO UPDATE ANY SUCH FORWARD-LOOKING STATEMENTS.

General.
--------

We are not currently producing commercial quantities of our products nor are we currently supplying any services to any third parties. No assurance can be given that we will, in a timely fashion, be able to make the transition from manufacturing testing quantities of the Syringe to commercial production quantities successfully or be able to arrange for contract manufacturing.

We have produced 33,000 units of our eye care products. Our current production capacity does allow for the production of commercial quantities of our eye care products. We believe that we can increase our output to 150,000 units. We have designed a second set of dies that we believe will have a 300,000-unit capacity which would allow the production of a total of 450,000 units of our eye care products per month.

We are concentrating the majority of our efforts on the development of the Syringe.

We anticipate that we will contract out the first two years of production of the Syringe. At the end of the second year of production, we anticipate we will engage in significant discussions regarding the potential for the construction of our own production facility. We recognize that the construction of our own production facility will be contingent upon us having reached our sales and profit projections. We anticipate that we will present this issue for vote by our Board of Directors and shareholders. In this regard, we anticipate that we will locate our production facilities in North America, specifically, the state of Washington, due to its strategic location for penetration into the United States and Canadian markets.

Our plans to construct our own production facility are merely preliminary. As such, we have not reached an estimation of the capital resources necessary to fund such a project nor have we determined how long such a project would take to complete. We anticipate that at the end of the projected two-year period of production, we will have a sufficient revenue stream to finance, at least partially, the construction of the proposed production facilities. However, there can be no assurance that we will have the necessary funds at the end of the two-year period to construct our proposed production facilities. Should we not have the necessary funds, we anticipate that we will continue to cause our products to be produced on a contract basis.

Future Capital Requirements.
----------------------------

We still require additional cash to implement our business strategies, including
cash  for  (i)  payment  of  increased   operating  expenses  and  (ii)  further
implementation of our business strategies.

No assurance can be given that we will have access to the capital markets in the future, or that financing will be available on acceptable terms to satisfy our cash requirements necessary to implement the business strategies. The inability to access the capital markets or obtain acceptable financing could have a material adverse effect on our results of operations and financial condition.

Our forecast of the period of time through which the financial resources will be adequate to support the operations is a forward-looking statement that involves risks and uncertainties, and actual results could vary as a result of a number of factors.

We will have to raise additional capital over the next several months in order to develop, promote, produce and distribute our proposed products. Such additional capital may be raised through additional public or private financings, as well as borrowings and other resources. To the extent that additional capital is raised through the sale of equity or equity-related securities, the issuance of such securities could result in dilution of the stockholders.

If adequate funds are not available, we may be required to curtail operations significantly or to obtain funds through entering into arrangements with collaborative partners or others that may require us to relinquish rights to certain of our products. We believe we have raised enough capital to allow us to meet our financial obligations for a period of at least three (3) months from May 31, 2002. However, our forecast for the period of time through which our financial resources will be adequate to support our operations is a forward-looking statement that involves risks and uncertainties, and actual results could fail as a result of a number of factors.

Our auditors' report on our May 31, 2002 consolidated financial statements includes a paragraph explaining that we have generated no revenues, have a working capital deficiency and accumulated a deficit since inception of $3,934,228 which are factors, among others, that raise substantial doubt about our ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Business Risks.
---------------

Because of the nature of our business, the Company will be exposed to a variety of business risks, some of which are inherent to all competitive commercial enterprises and others that are specific to the medical products industry. We will attempt to limit all specific risk factors through our disciplined management of our operations and our financial strategies.

Financial Risks.
----------------

We believe that our business plans are aggressive in nature. Rapid business expansion and the results of our British Columbia rescission offer may consume valuable working capital and result in significant demand on cash flow from operations over the next few quarters. Management expects that existing capital resources will not be sufficient to fund the business plans as represented without assembling additional funds from external sources.

Business Cycles and Risks of Cost Overruns.
-------------------------------------------

The successful sale and implementation of our products will require reasonable market penetration. Failure to secure reasonable market penetration could have adverse effects on our business, results of operations and our financial condition.

Fluctuations in Financial Results.
----------------------------------

Our operating results will fluctuate, depending on factors such as the demand for products, the size and timing of contracts, new products and enhancements, price competition, changes in operating expenses and personnel and general economic factors. Therefore, actual financial results may vary significantly from those projected by us.

Third-Party Claims for Infringement.
------------------------------------

We are not aware that any of our products infringe on the proprietary rights of third parties. There can be no assurance, however, that third parties will not claim such infringements by the Company with respect to current or future products. Any such claims, with or without merit, could be time consuming, result in costly litigation, or cause product or shipment delays. Any of the foregoing could have adverse effects on our business, results of operations or financial condition.

Dependence of Single Product Line.
----------------------------------

Concentration of sales in a single product line for the medical health industry represents a substantial risk should market conditions deteriorate.

Foreign Currency.
-----------------

Our business plan primarily focuses on product penetration into worldwide markets, therefore, we will be subject to the risk of foreign currency fluctuations.

Dependence on Large Distributors.
---------------------------------

We anticipate that we will rely in part on business partners for the distribution of our products. This could include a few large distributors in the United States. We may be impacted by negative business cycles or events experienced by these distributors. This may lead to a short or long term reduction in revenue.

Human Resource Risks and Growth.
--------------------------------

Our success is largely dependent on the performance of our key employees. Failure to attract and retain key employees with necessary skills could have an adverse impact upon our growth and profitability. Our business is expected to grow over the next three years. If this expansion occurs, it will likely result in substantial growth in the number of employees, the scope of our operating and financial systems and the geographic area of our operations. This will increase the responsibilities for both existing and new management personnel, if any. Our ability to support such growth, if it occurs, will be dependent upon having highly trained personnel in place to conduct pre-sales activities, product implementation and other customer support services. Future operating results will depend on the ability of our key managers and employees to continue to implement and improve our operations, customer support and financial systems. There can be no assurance that we will be able to manage any future expansion successfully, and if we cannot manage such growth, our results of operations and financial health could be adversely affected.

Changes in Number of Employees.
-------------------------------

During the next 12 months, depending on the success of our marketing plan, we may be required to hire additional employees; however, we are not able to provide a reasonable estimate of the number of such additional employees, which may be required at this time.

Production and Quality Control.
-------------------------------

The manufacturing of products involves a number of steps and requires compliance with stringent quality control specifications imposed on us by various regulators. We may not be able to quickly arrange for replacement manufacturing if our manufacturers are unable to use their manufacturing facilities as a result of a fire, natural disaster (including earthquake), equipment failure or other difficulty, or if such facilities are deemed not in compliance with the various regulators' requirements and the non-compliance could not be rapidly rectified. The inability or reduced capacity to manufacture or have manufactured any of our products would have a material adverse effect on the business and results of operations.

Product Liability Risk
----------------------

Our business will expose us to potential product liability risks that are inherent in the testing, manufacturing and marketing of medical products. We do not currently have product liability insurance, and there can be no assurance that we will be able to obtain or maintain such insurance on acceptable terms or, if obtained, that such insurance will provide adequate coverage against potential liabilities.

We face an inherent business risk of exposure to product liability and other claims in the event that the development or use of our technology or products is alleged to have resulted in adverse effects. Such risk exists even with respect to those products that are manufactured in licensed and regulated facilities or that otherwise possess regulatory approval for commercial sale. There can be no assurance that we will avoid significant product liability exposure. There can be no assurance that insurance coverage will be available in the future on commercially reasonable terms, or at all, or that such insurance will be adequate to cover potential product liability claims or that a loss of insurance coverage or the assertion of a product liability claim or claims would not materially adversely affect our business, financial condition and results of operations.

While we have taken, and will continue to take, what we believe are appropriate precautions, there can be no assurance that we will avoid significant liability exposure. An inability to obtain product liability insurance at acceptable cost or to otherwise protect against potential product liability claims could prevent or inhibit the commercialization of the products. A product liability claim could have a material adverse effect on the business, financial condition and results of operations.

Marketing and Channels of Distribution.
---------------------------------------

The Syringe.  We anticipate  that we will obtain the  necessary  plastic for the
-----------
injection molds used to manufacture the Syringe from various domestic and international suppliers. The engineering for the molds and dyes are near completion. We believe we will be able to readily obtain the necessary packaging for the Syringe. We do not believe that our sales will be affected by seasonal factors. Subject to appropriate capitalization, we believe that prototypes of the Syringe will be ready for testing within the next year. Shortly after the prototypes are ready for testing, we believe we will be able to complete testing in Canada and gain the necessary regulatory approvals. We believe we will complete the necessary United States testing as well as secure the required United States regulatory approval within the next year.

Once testing of the Syringe is completed, and assuming FDA approval is received, we hope to manufacture, or cause to be manufactured, a specified number of units of the Syringe, which will be provided, at no charge, to a target group of physicians for testing. We plan to provide units to various individuals who are to form part of the testing group. These individuals will be asked to try the Syringe and report their findings. We will then utilize professionals such as doctors and related health care professionals who approve, recommend and endorse our products, including the Syringe. Thereafter, we anticipate that the Syringe will be supplied to large national distributors within specific regions all over the world. We anticipate that the distributors will thereafter market the Syringe to pharmacy and medical supply companies. Our overall operating plan is to act as a manufacturer, selling directly and only to distributors and retail chains. We hope that the product will gain acceptance in the medical community and that our skill in positioning and merchandising our products and technology will enable us to acquire a commercially reasonable portion of the market.

We plan to focus our initial marketing efforts in Canada and the United States. We hope to eventually expand our product marketing and sales into Europe, South America, Central America, Mexico and Asia. We plan to market our products by advertising in catalogs and medical journals, by distributing brochures (both written and video), by direct mail and by posters. Follow-up calls will be made to promising prospects. This approach will be our primary marketing method. It is expected that our personnel will attend various trade shows and medical conventions in order to introduce the Syringe with the hope of gaining endorsements and approvals. There can be no assurance that we will be able to successfully establish other methods of marketing and sales of our products should it become necessary or desirable in the future. A significant portion of our sales may be made through independent distributors over which we have no control and who also will represent products of other companies. We recognize that in order to increase market awareness and the marketing potential of our products, we must hire adequate personnel and institute effective advertising in the most cost effective way.

Liquidity and Capital Resources.
--------------------------------

We believe we have raised enough capital to allow us to meet our financial obligations for a period of at least 3 months from May 31, 2002, not including our current obligations, aggregating $217,347 under the British Columbia Security Commission rescission offer. However, this three-month forecast is a forward-looking statement that involves risks and uncertainties. Actual results could differ significantly as a result of these uncertainties as the forecast assumes on-going support from creditors, including the obligations under the rescission offer, and shareholders.

Management's plans include generating future profitable operations from future sales of the retractable syringe as well as additional funding from stockholders in the form of additional share subscriptions. There can be no assurance that a market will develop for the retractable syringe or that additional share financings will be available. Failure to obtain adequate financing will cause the Company to curtail operations.

We had cash resources of $142,114 at May 31, 2002. At May 31, 2001, we had cash resources of $741,152. On May 31, 2002, total current assets of were $169,282 and total current liabilities were $319,537. At May 31, 2002, total current liabilities exceeded total current assets by $150,255. At May 31, 2001, total current assets were $790,713 and total current liabilities were $112,083. At May 31, 2001, total current assets exceeded total current liabilities by $678,630. Cash and equivalents constitute our current internal sources of liquidity. Because we are not generating any revenues from the sale or licensing of our products, our only external source of liquidity is the sale of our capital stock.

Critical Accounting Policies
----------------------------

The Company's discussion and analysis of its financial condition and results of operations, including the discussion on liquidity and capital resources, are based upon the Company's financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires the Company to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an ongoing basis, management re-evaluates its estimates and judgments. Actual results could differ from the estimates. The Company believes the following critical accounting policy requires more significant judgment and estimates used in the preparation of the consolidated financial statements.

The consolidated financial statements have been prepared on the going concern basis, which assumes the realization of assets and liquidation of liabilities in the normal course of operations. If the Company were not to continue as a going concern, it would likely not be able to realize on its assets at values comparable to the carrying value or the fair value estimates reflected in the balances set out in the preparation of the consolidated financial statements. As described elsewhere in this report, at May 31, 2002, there are certain conditions that currently exist which raise substantial doubt about the validity of this assumption. While the Company anticipates raising additional funding through future profitable operations and the sale of share subscriptions to remove the substantial doubt, these funds are not assured. Failure to raise additional funds may result in the Company curtailing operations or writing assets and liabilities down to liquidation values, or both.

Operations Review.
------------------

May 31, 2002 and 2000
---------------------

We have included audited financial statements as at May 31, 2002 and May 31, 2001 in this Annual Report on Form 10-KSB. The balance sheet as at May 31, 2002 shows a cash balance of $142,114 compared to a $741,152 cash balance at the same time in the previous year. Amounts receivable at May 31, 2002 were $18,933 compared to a $48,106 balance at the same time in the previous year. Advances and deposits at May 31, 2002 were $9,803 compared to a $161,415 balance at the same time in the previous year. During the year ended May 31, 2002 the Company wrote off advances totaling $168,680 due to the uncertainty of their recoverability. Patent costs as at May 31, 2002 were valued at $4,168 down slightly from the $8,336 reported in the previous year due to amortization.

During 2002, through the sale of our capital stock, we increased our additional paid in capital from $3,408,434 to $3,464,159. The accumulated deficit during that period increased from $2,882,529 to $3,934,228. The majority of the loss was related to ongoing business expenses, including, but not limited to:

     o General and administration expenses were $641,919 down from $927,601 in the previous year. Included in last year's figures was the value assigned to stock options and shares issued to various consultants in the amount of $295,269 for services ($17,600 in 2002);
     o Research and development expenses were $418,086, up from $341,275 the previous year. Most of these funds have been expensed on the development of the Syringe to the point of proof of concept. This increase is due to the additional work done on the syringe prototype during the year.

     o Interest income was $8,306 down from $52,748 in the previous year. This decrease is due to the reduction in our cash and cash equivalents held during the year.

During the year ended 2002 the Company incurred a net loss of $1,051,699 compared to a net loss of $1,216,128 for the year-ended May 31, 2001. The decrease in the loss can, at least partially, be attributed to a higher compensation cost for stock options in the previous year.

Our Plan of Operation For Next 12 Months.
-----------------------------------------

During the next 12 months, with the appropriate financing, we plan to continue moving forward with the pre-production and production version of the Syringe. We hope that our efforts will allow us to develop markets in other jurisdictions. We cannot guarantee, however, that we will be able to acquire the necessary regulatory approval to market the Syringe in additional markets. We anticipate developing relationships with certain distributors who we hope will facilitate the distribution of our products in various markets. We will also continue to research ways to improve the attractiveness of the product and the appeal to the medical community. We will also pursue other opportunities as they arise.

                      Consolidated Financial Statements of


                     L.O.M. MEDICAL INTERNATIONAL INC.

                     (A Development Stage Enterprise)

                     Years ended May 31, 2002 and 2001

INDEPENDENT AUDITORS' REPORT TO THE STOCKHOLDERS


We have audited the consolidated balance sheets of L.O.M. Medical International Inc. (A Development Stage Enterprise) as of May 31, 2002 and 2001 and the consolidated statements of loss and cash flows for the years then ended and for the cumulative period from inception (March 17, 1997) to May 31, 2002 and the consolidated statements of stockholders' equity and comprehensive income for the period from inception on March 17, 1997 to May 31, 2002. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of L.O.M. Medical International Inc. (A Development Stage Enterprise) as of May 31, 2002 and 2001 and the results of its operations and its cash flows for the years then ended and for the cumulative period from inception (March 17, 1997) to May 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 1(a) to the consolidated financial statements, the Company has generated no revenues, has a working capital deficiency, and has accumulated a deficit since inception of $3,934,228 that raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in note 1a). The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.



signed "KPMG LLP"

Chartered Accountants



Kelowna, Canada

July 4, 2002

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Consolidated Balance Sheets
$ United States

May 31, 2002 and 2001

=======================================================================================================
                                                                               2002              2001
-------------------------------------------------------------------------------------------------------

Assets

Current assets:
     Cash and cash equivalents                                       $      142,114    $      741,152
     Amounts receivable                                                      18,933            48,106
     Prepaid expenses                                                         8,235             1,455
-------------------------------------------------------------------------------------------------------
                                                                            169,282           790,713

Advances and deposits (note 2)                                                9,803           161,415

Fixed assets (note 3)                                                        28,564            40,809

Patent costs                                                                  4,168             8,336

-------------------------------------------------------------------------------------------------------
                                                                     $      211,817    $    1,001,273
=======================================================================================================

Liabilities and Stockholders' Equity (Deficiency)

Current liabilities:
     Accounts payable and accrued liabilities                        $      319,537    $      112,083

Minority interest (note 4)                                                  288,491           301,727

Share subscriptions (note 5(a))                                              34,375            22,100

Stockholders' equity (deficiency):
     Capital stock  (notes 5 and 9)
            5,000,000 preferred shares with a par value of $0.001
                       per share authorized, nil issued
           50,000,000  common shares with a par value of $0.001
                       per share authorized, 6,178,446 issued
                       (May 31, 2001 - 6,152,811 issued), net of
                       treasury shares of 84,436 (May 31, 2001 - Nil)         6,179             6,154
     Additional paid-in capital                                           3,464,159         3,408,434
     Deficit accumulated during the development stage                    (3,934,228)       (2,882,529)
     Accumulated other comprehensive income                                  33,304            33,304
-------------------------------------------------------------------------------------------------------
                                                                           (430,586)          565,363
Going concern (note 1(a))
Contingent liability (note 9)
-------------------------------------------------------------------------------------------------------
                                                                     $      211,817    $    1,001,273
=======================================================================================================

See accompanying notes to financial statements

On behalf of the board:
                             Director
-----------------------------

                             Director
-----------------------------

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Consolidated Statements of Loss
$ United States

For the years ended May 31, 2002 and 2001 and cumulative from inception (March
17, 1997) to May 31, 2002

====================================================================================================
                                                  From inception
                                                (March 17, 1997)
                                                 to May 31, 2002        2002              2001
----------------------------------------------------------------------------------------------------

Expenses:
     General and administration                 $    2,762,968    $      641,919    $      927,601
     Research and development                        1,293,506           418,086           341,275
     -----------------------------------------------------------------------------------------------
                                                     4,056,474         1,060,005         1,268,876

----------------------------------------------------------------------------------------------------
Loss, before interest income                        (4,056,474)       (1,060,005)       (1,268,876)

Interest income                                        122,246             8,306            52,748

----------------------------------------------------------------------------------------------------
Loss                                            $   (3,934,228)   $   (1,051,699)   $   (1,216,128)
====================================================================================================


Loss per common share, basic and diluted        $        (0.79)   $        (0.17)   $        (0.20)

Weighted average number of common shares,
   basic and diluted                                 5,005,210         6,158,450         6,047,271
====================================================================================================

See accompanying notes to consolidated financial statements

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Consolidated Statements of Cash Flows
$ United States

For the years ended May 31, 2002 and 2001 and cumulative from inception (March
17, 1997) to May 31, 2002

==========================================================================================================================
                                                                      From inception
                                                                     (March 17, 1997)
                                                                      to May 31, 2002         2002              2001
--------------------------------------------------------------------------------------------------------------------------


Cash flows from operating activities:
Loss for the period                                                 $     (3,934,228)   $   (1,051,699)   $   (1,216,128)

   Items not involving cash
     Amortization                                                             85,245            18,691            19,994
     Gain on sale of fixed assets                                             (2,659)                -                 -
     Write down of product rights and patent costs                           374,128                 -                 -
     Common shares issued for consulting services                             17,600            17,600                 -
     Compensation cost of stock options issued
       for services                                                          295,269                 -           295,269
     Foreign exchange gain on redeemable preferred shares                    (13,236)          (13,236)                -
     Write-down of advances and deposits                                     168,680           168,680                 -

   Changes in non-cash working capital
     Amounts receivable                                                      (18,933)           29,173           (27,036)
     Prepaid expenses                                                         (8,235)           (6,780)            5,365
     Accounts payable and accrued liabilities                                 95,339           (16,744)           84,292
--------------------------------------------------------------------------------------------------------------------------
                                                                          (2,941,030)         (854,315)         (838,244)
Cash flows from financing activities:
     Issuance of capital stock                                             2,553,549           287,474           726,904
     Common shares rescinded or repurchased                                  (47,226)          (47,226)                -
     Proceeds from subscriptions for shares                                  909,719            34,375            22,100
     ---------------------------------------------------------------------------------------------------------------------
                                                                           3,416,042           274,623           749,004
Cash flows from investing activities:
     Advances and deposits                                                  (178,483)          (17,068)         (119,415)
     Proceeds on disposition of fixed assets                                   6,189                 -                 -
     Acquisition of fixed assets                                            (103,508)           (2,278)           (9,511)
     Acquisition of product rights                                           (90,577)                -                 -
     ---------------------------------------------------------------------------------------------------------------------
                                                                            (366,379)          (19,346)         (128,926)

Effect of change in exchange rates on cash and cash equivalents               33,481                 -                 -
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in cash and cash equivalents                             142,114          (599,038)         (218,166)

Cash and cash equivalents, beginning of period                                     -           741,152           959,318

--------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of period                            $        142,114    $      142,114    $      741,152
==========================================================================================================================

Supplementary information:
   Interest paid                                                    $              -    $            -    $            -
   Income taxes paid                                                               -                 -                 -
Non-cash financing and investing activities:
   Issuance of redeemable preferred shares for product rights                309,677                 -                 -
Common shares issued for conversion of share subscriptions                   875,344            22,100           185,513
Common shares issued for consulting services                                  17,600            17,600                 -
Common shares rescinded and cancelled                                         46,226            46,226                 -
Compensation cost of stock options issued for services                       295,269                 -           295,269
Unpaid amount related to rescinded shares (note 9)                           217,347           217,347                 -
Unpaid amount related to returned shares (note 9)                              6,851             6,851                 -
==========================================================================================================================

See accompanying notes to consolidated financial statements

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Consolidated Statements of Stockholders' Equity (Deficiency) and Comprehensive
Income
$ United States

For the period from inception on March 17, 1997 to May 31, 2002

============================================================================================================================
                                              Capital Stock                         Deficit
                                         ----------------------                 Accumulated     Accumulated
                                             Number                Additional    During the           Other          Total
                                          of Common                   Paid in   Development   Comprehensive  Stockholders'
                                             Shares      Amount       Capital         Stage          Income         Equity
----------------------------------------------------------------------------------------------------------------------------

Common shares issued on incorporation             3  $        1  $          -  $          -  $            -  $           1

Comprehensive income (loss):
  Loss                                            -           -             -      (138,272)              -       (138,272)
  Foreign currency translation                    -           -             -             -          13,582         13,582
----------------------------------------------------------------------------------------------------------------------------
Comprehensive loss                                                                                                (124,690)

----------------------------------------------------------------------------------------------------------------------------
Balance, May 31, 1997                             3           1             -      (138,272)         13,582       (124,689)

Common shares issued to founders
  and others at $0.001                    4,210,090       4,210             -             -               -          4,210

Common shares issued at $1.00
  net of share issue costs                  668,154         668       469,887             -               -        470,555

Common shares issued at $1.00 on
  conversion of share subscriptions         605,000         605       604,395             -               -        605,000

Comprehensive income (loss):
  Loss                                            -           -             -      (293,239)              -       (293,239)
  Foreign currency translation                    -           -             -             -          (7,294)        (7,294)
----------------------------------------------------------------------------------------------------------------------------
Comprehensive loss                                                                                                (300,533)

----------------------------------------------------------------------------------------------------------------------------
Balance, May 31, 1998                     5,483,247       5,484     1,074,282      (431,511)          6,288        654,543

Common shares issued on
  November 30, 1998 at $3.25
  net of share issue costs                   36,300          36        96,726             -               -         96,762

Comprehensive income (loss):
  Loss                                            -           -             -      (726,055)              -       (726,055)
  Foreign currency translation                    -           -             -             -          17,038         17,038
----------------------------------------------------------------------------------------------------------------------------
Comprehensive loss                                                                                                (709,017)

----------------------------------------------------------------------------------------------------------------------------
Balance, May 31, 1999                     5,519,547       5,520     1,171,008    (1,157,566)         23,326         42,288

Common shares issued on
  April 17, 2000 at $3.25
  net of share issue costs                  307,610         308       967,335             -               -        967,643

Common shares issued on
  May 10, 2000 at $3.25 on
  conversion of share
  subscriptions                              19,302          19        62,712             -               -         62,731

Comprehensive income (loss):
  Loss                                            -           -             -      (508,835)              -       (508,835)
  Foreign currency translation                    -           -             -             -           9,978          9,978
----------------------------------------------------------------------------------------------------------------------------
Comprehensive loss                                                                                                (498,857)

----------------------------------------------------------------------------------------------------------------------------

Balance, May 31, 2000                     5,846,459  $    5,847  $  2,201,055  $ (1,666,401) $       33,304  $     573,805
============================================================================================================================



                                       46



L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Consolidated Statements of Stockholders' Equity (Deficiency) and Comprehensive
Income (continued)
$ United States

For the period from inception on March 17, 1997 to May 31, 2002

============================================================================================================================
                                              Capital Stock                         Deficit
                                         ----------------------                 Accumulated     Accumulated
                                             Number                Additional    During the           Other          Total
                                          of Common                   Paid in   Development   Comprehensive  Stockholders'
                                             Shares      Amount       Capital         Stage          Income         Equity
----------------------------------------------------------------------------------------------------------------------------

Balance, May 31, 2000,
  carried forward                         5,846,459  $    5,847  $  2,201,055  $ (1,666,401) $       33,304  $     573,805

Common shares issued on
  September 22, 2000 for
  cash at $3.25 net of share
  issue costs                               249,271         250       726,654             -               -        726,904

Common shares issued on
  December 19, 2000 at $3.25
  on conversion of share
  subscriptions                              57,081          57       185,456             -               -        185,513

Compensation costs for
  stock options issued for
  services (note 5(b))                            -           -       295,269             -               -        295,269

Comprehensive income (loss):
  Loss                                            -           -             -    (1,216,128)              -     (1,216,128)
  Foreign currency translation                    -           -             -             -               -              -
----------------------------------------------------------------------------------------------------------------------------
Comprehensive loss                                                                                              (1,216,128)
----------------------------------------------------------------------------------------------------------------------------

Balance, May 31, 2001                     6,152,811  $    6,154  $  3,408,434  $ (2,882,529) $       33,304  $     565,363

Common shares issued on
  August 31, 2001 at $3.25
  on conversion of share
  subscriptions                               6,800           7        22,093             -               -         22,100

Common shares issued for cash
  on October 11, 2001 at $3.25, net
  of share issue costs                       38,211          38       110,245             -               -        110,283

Common shares issued for cash
  on January 10, 2002 at $3.25                5,020           5        16,310             -               -         16,315

Common shares issued for cash
  on January 10, 2002 at $2.41               47,697          47       114,903             -               -        114,950

Common shares issued for consulting
  services rendered on January 10, 2002
  at $2.41                                    7,303           7        17,593             -               -         17,600

Shares rescinded and cancelled
  on February 22, 2002                      (18,702)        (19)      (46,207)            -               -        (46,226)

Common shares issued for cash
  on April 2, 2002 at $3.25                   2,880           3         9,357             -               -          9,360

Common shares issued for cash
  on April 2, 2002 at $2.41                  10,400          10        25,054             -               -         25,064





                                       47



L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Consolidated Statements of Stockholders' Equity and Comprehensive Income
(continued)
$ United States

Period from inception (March 17, 1997) to May 31, 2002

============================================================================================================================
                                              Capital Stock                         Deficit
                                         ----------------------                 Accumulated     Accumulated
                                             Number                Additional    During the           Other          Total
                                          of Common                   Paid in   Development   Comprehensive  Stockholders'
                                             Shares      Amount       Capital         Stage          Income         Equity
----------------------------------------------------------------------------------------------------------------------------

Common shares issued for cash
  on April 2, 2002 at $1.00                  10,000          10         9,990             -               -         10,000

Common shares issued for cash
  on April 24, 2002 at $3.25                    462           1         1,501             -               -          1,502

Comprehensive loss:
  Loss                                            -           -             -    (1,051,699)              -     (1,051,699)
----------------------------------------------------------------------------------------------------------------------------
                                          6,262,882       6,263     3,689,273    (3,934,228)         33,304       (205,388)

Shares rescinded and retained
  as treasury stock (note 9)                (81,231)        (81)     (217,266)            -               -       (217,347)

Shares repurchased and retained
  as treasury stock (note 9)                 (3,205)         (3)       (7,848)            -               -         (7,851)

----------------------------------------------------------------------------------------------------------------------------
Balance, May 31, 2002                     6,178,446  $    6,179  $  3,464,159  $ (3,934,228) $       33,304  $    (430,586)
============================================================================================================================

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Notes to Consolidated Financial Statements, page 1
($ United States)

Years ended May 31, 2002 and 2001 and cumulative from inception (March 17, 1997) to May 31, 2002

================================================================================

L.O.M. Medical International Inc. was incorporated on March 17, 1997 under the General Corporation Laws of Delaware. It conducts research and development on new products in the medical field including a retractable syringe.

1.   Significant accounting policies:
     --------------------------------

     a)   Going concern

          These financial statements have been prepared on the going concern basis in accordance with accounting principles generally accepted in the United States of America, which assumes the realization of assets and liquidation of liabilities and commitments in the normal course of business. As shown in the consolidated financial statements, to date, the Company has generated no revenues, has a working capital deficiency and has accumulated a deficit since inception of $3,934,228. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. The Company's ability to continue as a going concern is dependent on its ability to generate future profitable operations and receive continued financial support from its stockholders and other investors. These consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

          Management's plans include generating future profitable operations from future sales of the retractable syringe as well as securing additional funding from stockholders in the form of additional share subscriptions. There can be no assurance that a market will develop for the retractable syringe or that additional share financings will be available. Failure to obtain adequate financing will cause the Company to curtail operations and the Company's ability to continue as a going concern will be impaired. The outcome of these uncertainties cannot be determined at this time.

     b)   Basis of presentation and consolidation

          The consolidated financial statements include the accounts of the Company and its 96% owned subsidiary. All significant inter-company balances and transactions have been eliminated.

     c)   Translation of financial statements

          The  Company's  functional  currency  is  the  United  States  dollar.
          Subsequent to May 31, 2000, the Company's subsidiary, L.O.M. Laboratories Inc., has a United States dollar functional currency. To May 31, 2000, the functional currency of the subsidiary was the Canadian dollar. Accordingly, the net adjustment to May 31, 2000 arising from the translation was recorded as a translation adjustment which is included in accumulated other comprehensive income. The change in the subsidiary's functional currency resulted as transactions it now enters into are denominated in United States dollars.

          Where the functional currency is the United States dollar, the method of translation of Canadian dollar balances into the United States dollar is as follows:

          i) Monetary assets and liabilities are translated at the rate of exchange in effect at the balance sheet date, being US $1.00 per Cdn $1.5275 (2001 - $1.5699).

          ii) Non-monetary assets and liabilities are translated at the rate of exchange in effect at the date the transaction occurred.

          iii) Revenues and expenses are translated at the exchange rate in effect at the transaction date.

          iv) The net adjustment arising from the translation is included in the consolidated statement of loss.

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Notes to Consolidated Financial Statements, page 2
$ United States

Years ended May 31, 2002 and 2001 and cumulative from inception (March 17, 1997) to May 31, 2002

================================================================================

1.   Significant accounting policies (continued):
     --------------------------------------------

     d)   Cash and cash equivalents

          The Company considers all highly liquid securities with a term to maturity of three months or less when acquired to be cash equivalents.

     e)   Fixed assets

          Fixed assets are recorded at cost. The carrying values of fixed assets are reviewed on a regular basis for the existence of facts and circumstances, both internally and externally, that may suggest impairment. Amortization is provided using the following methods and annual rates which are intended to amortize the cost of the assets over their estimated useful life:

          ======================================================================
          Asset                                          Method             Rate
          ----------------------------------------------------------------------

          Leasehold improvements                  Straight-line              20%
          Computer software                   Declining balance              50%
          Equipment                           Declining balance              30%
          Furniture and fixtures              Declining balance              20%
          ----------------------------------------------------------------------

     f)   Patent costs

          Patent costs relate to amounts paid to acquire the rights to produce and distribute products as well as the costs associated with patent applications. These costs are being amortized on a straight-line basis over five years.

     g)   Research and development

          Research and development costs are expensed as incurred.

     h)   Income taxes

          The Company accounts for income taxes by the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. To the extent that it is not considered to be more likely than not that a deferred tax asset will be realized, a valuation allowance is provided.

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Notes to Consolidated Financial Statements, page 3
($ United States)

Years ended May 31, 2002 and 2001 and cumulative from inception (March 17, 1997) to May 31, 2002

================================================================================

1.   Significant accounting policies (continued):
     --------------------------------------------

     i)   Management estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     j)   Financial instruments

          The fair values of the Company's cash and cash equivalents, amounts receivable and accounts payable and accrued liabilities approximate their carrying values due to the relatively short periods to maturity of the instruments. It is not possible to arrive at a fair value for redeemable preferred shares as a public market for this stock does not exist. The maximum credit risk exposure for all financial assets is the carrying amount of those assets.

     k)   Loss per share

          Basic loss per share has been calculated using the weighted average number of common shares outstanding during the period. In calculating diluted loss per share, the Company considers the dilutive effect of assuming the full exercise of stock options (note 5(b)) and warrants (note 5(c)). However, as the Company has a loss in all periods presented, all such securities are anti-dilutive and therefore basic and diluted loss per share are the same.

     l)   Stock option plan

          During the year ended May 31, 2001, the Company adopted a stock option plan whereby employees of the Company, directors, consultants and other persons could be granted options to subscribe for common shares of the Company. The aggregate number of common shares which may be issued upon exercise of all options pursuant to the Plan shall not exceed 3,000,000. Options granted pursuant to this plan vest on issuance and have exercise periods of not more than ten years from the date of grant. The exercise price of the options is as follows:

          i) For incentive stock options granted to an employee who, at the time the option is granted, owns shares and possessing less than 10% of the total combined voting power of all classes of stock of the Company, the exercise price shall not be less than 100% of the fair market value of the Company's common shares at the date of grant.

          ii) For incentive stock options granted to an employee who, at the time the option is granted, owns shares and possessing more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price shall not be less than 110% of the fair market value of the Company's common shares at the date of grant, and such options shall expire no later than 5 years from the grant date.

          iii) For all other stock options, the exercise price shall not be less than 85% of the fair market value of the Company's common shares at the date of grant.

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Notes to Consolidated Financial Statements, page 4
$ United States

Years ended May 31, 2002 and 2001 and cumulative from inception (March 17, 1997) to May 31, 2002

================================================================================

1.   Significant accounting policies (continued):
     --------------------------------------------

     (l)  Stock option plan (continued):

          The Company applies APB Opinion No. 25 in accounting for stock options granted to employees whereby compensation cost is recorded only to the extent that the market price exceeds the exercise price at the date of grant. Options granted to non-employees are accounted for at their fair value as the related services are provided and the equity instruments are earned.

2.   Advances and deposits:
     ----------------------

     The  balance  at May 31,  2002 of $9,803  (May 31,  2001 -  $161,415)  is a
     non-interest bearing refundable deposit. During the year ended May 31, 2002 the Company wrote off advances totaling $168,680 due to the uncertainty of their recoverability.

3.   Fixed assets:
     -------------

     ===========================================================================
     2002
     ---------------------------------------------------------------------------
                                                 Accumulated          Net book
                                      Cost      amortization             value
     ---------------------------------------------------------------------------

     Leasehold improvements    $    27,919      $     22,335      $      5,584
     Computer software               9,930             6,886             3,044
     Equipment                      31,285            22,107             9,178
     Furniture and fixtures         23,975            13,216            10,759

     ---------------------------------------------------------------------------
                               $    93,109      $     64,545      $     28,564
     ===========================================================================

     ===========================================================================
     2001
     ---------------------------------------------------------------------------
                                                 Accumulated          Net book
                                      Cost      amortization             value
     ---------------------------------------------------------------------------

     Leasehold improvements    $    27,919      $     16,751      $     11,168
     Computer software               9,093             4,262             4,831
     Equipment                      29,844            18,482            11,362
     Furniture and fixtures         23,975            10,527            13,448

     ---------------------------------------------------------------------------
                               $    90,831      $     50,022      $     40,809
     ===========================================================================

4.   Minority interest:
     ------------------

     The Company's subsidiary has redeemable preferred shares outstanding as follows:

     ===========================================================================
                                                                 2002       2001
     ---------------------------------------------------------------------------

     Issued:
          4,000 Class C preferred shares with a par
          value of $100 Cdn redeemable at $110.16 Cdn
          per share at the option of the holder. Each
          share is entitled to a fixed non-cumulative
          dividend at the rate of 9% per annum payable
          as determined by the Directors of the Company.      288,491    301,727
     ---------------------------------------------------------------------------

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Notes to Consolidated Financial Statements, page 5
$ United States

Years ended May 31, 2002 and 2001 and cumulative from inception (March 17, 1997) to May 31, 2002

================================================================================

5.   Capital stock:
     --------------

     a)   Share subscriptions:

          Subsequent to May 31, 2002, the Company issued 10,693 (2001 - 6,800) common shares at $3.25 per share, net of share issue costs, for net proceeds of $34,375 (2001 - $22,100), which were received prior to May 31, 2002.

     b)   Stock options:

          The Company has the following stock options outstanding:

          ======================================================================================
                                                               2002                         2001
                                                   Weighted average             Weighted average
                                          Shares     exercise price    Shares     exercise price
          --------------------------------------------------------------------------------------

          Balance, beginning of year     340,417              $3.36       -                  -
          Issued                             -                  -     340,417              $3.36
          Exercised                          -                  -         -                  -
          Expired or cancelled               -                  -         -                  -
          --------------------------------------------------------------------------------------
          Balance, end of year           340,417              $3.36   340,417              $3.36
          ======================================================================================

          At May 31, 2002, all options were vested. The weighted average remaining contractual life of the outstanding options was 6.8 years (2001 - 7.8 years).

          The Company applies APB Opinion No. 25 in accounting for its stock options issued to directors and employees and, accordingly, because options granted to these individuals have been granted at the market price of its common shares on the grant date, no compensation cost has been recognized for its stock options in the consolidated financial statements. Had the Company determined compensation costs based on the fair value of its stock options at the grant date under the fair value method prescribed by SFAS No. 123, the Company's loss and loss per share for the years ended May 31, 2002 and 2001 would have been increased to the pro forma amounts below:

          ======================================================================
                                                           2002             2001
          ----------------------------------------------------------------------

          Loss
            As reported                          $    1,051,699   $    1,216,128
            Pro forma                                 1,051,699        1,493,186
          Loss per share, basic and diluted
            As reported                                 $(0.17)          $(0.20)
            Pro forma                                   $(0.17)          $(0.25)
          ======================================================================

          During the year ended May 31, 2001, 206,667 options were issued to directors and employees. The fair value of the options has been determined under the Black Scholes Method using the expected life of the options, volatility factor of 50%, risk-free rate of 5.39% and no expected dividend yield.

          During the year ended May 31, 2001, the Company granted 133,750 common share options with an exercise price of $3.25 per share to non-employees for services rendered. The fair value of the options and stock rights, calculated as $295,629, has been recorded using the Black Scholes Method using the expected life of the options, volatility factor of 50%, a risk-free rate of 5.39% and no expected dividend yield.

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Notes to Consolidated Financial Statements, page 6
$ United States

Years ended May 31, 2002 and 2001 and cumulative from inception (March 17, 1997) to May 31, 2002

================================================================================

5.   Capital stock (continued):
     --------------------------

     c)   Warrants:

          3,076,405 warrants were issued during fiscal 2001 to existing shareholders representing 1/2 warrant for each common share held. Each warrant entitles the holder of such warrant to purchase one common share for $5.00 per share. Each warrant expires ninety days after the first transaction in the Company's shares occurs on the Over-the-Counter Bulletin Board.

6.   Related party transactions:
     ---------------------------

     The Company entered into the following transactions with related parties:

     ================================================================================================================
                                                                                                2002             2001
     ----------------------------------------------------------------------------------------------------------------
     Accounting fees paid to the chief financial officer (2001 - director)            $       55,170    $      26,059
     Counseling fees paid to a director                                                       18,000           36,035
     Management fees paid to president                                                       114,142          138,564
     Office and administration fees paid to president's spouse                                30,005           35,713
     Office and administration fees paid to an individual related to the president            11,852           19,109
     Management fees paid to a company controlled by the president                            13,342           20,000
     Rent paid to a company controlled by the president                                       25,115           29,489
     ================================================================================================================

     These transactions are in the normal course of operations and are measured at the exchange amount of consideration established and agreed to by the related parties.

7.   Commitments:
     ------------

     The Company is obligated to make the following payments for operating premises and vehicle leases:
          2002                                     $     40,178
          2003                                     $     40,178
          2004                                     $     35,699
          2005                                     $     27,785

8.   Income taxes:
     -------------

     At May 31, 2002, the Company had a net operating loss carryforward for United States income tax purposes of approximately $3,800,000. The net operating loss expires in increments beginning in 2008. No amount has been reflected on the balance sheet for deferred income taxes as any deferred income tax asset has been fully offset by a valuation allowance. The Company has no other deferred tax assets or liabilities.

9.   Contingent liability:
     ---------------------

     During the year ended May 31 2002, the Company engaged in discussions with staff of the British Columbia Securities Commission (the "BCSC") concerning the distribution of the Company's common stock to certain residents of British Columbia. Staff of the BCSC took the position that the distribution of certain shares may not have, in all circumstances, satisfied the prospectus exemption requirements under the Securities Act (British Columbia).

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Notes to Consolidated Financial Statements, page 7
$ United States

Years ended May 31, 2002 and 2001 and cumulative from inception (March 17, 1997) to May 31, 2002

================================================================================

9.   Contingent liability (continued):
     ---------------------------------

     In order to resolve the concerns of staff of the BCSC, the Company agreed to make an offer of rescission (the "Rescission Offer") to purchasers of its common stock residing in British Columbia. Stockholders who acquired 99,933 common shares from the Company for aggregate proceeds of $263,573 exercised their right of rescission. As of May 31, 2002, the Company has repaid $46,226 of the $263,573. The remaining $217,347 is included in accounts payable and accrued liabilities on the consolidated balance sheet. The Company intends to repay this amount by August 15, 2002. As of May 31, 2002, 18,702 of the 99,933 shares returned upon rescission were cancelled and the remaining 81,231 shares are held as treasury stock. During 2002, two shareholders, not entitled to the rescission offer, holding 1,000 and 2,205 common shares with a cost of $1,000 and $6,851 respectively, requested that the Company accept the return of their shares. The Company accepted the return of the shares and repaid the original subscription price of $1,000 to one shareholder and has recorded a liability of $6,851 which is included in accounts payable and accrued liabilities for the other shareholder. All of these shares are held as treasury stock as at May 31, 2002.

10.  Subsequent event:
     -----------------

     Subsequent to May 31, 2002, the Company received cash proceeds of $44,609, net of share issue costs, for the issuance of share subscriptions for 20,165 common shares.

                                                          Exhibit A - Invitation






                        L.O.M. MEDICAL INTERNATIONAL INC.
                        ---------------------------------

                                    [GRAPHIC]

                           4th Annual General Meeting

The directors and staff of L.O.M. Medical invite you to join us for an annual update and review of our corporation, research and development of our products and to share in the excitement of the company at our 4th Annual General Meeting.

We are pleased to announce the date and location of the 4th A.G.M. for L.O.M. Medical International Inc. We look forward to meeting with you and addressing any questions that you may have.

Date:         January 24th, 2003             Time:     1:00 PM (commencing)

Location:     The Coast Capri Hotel          Tel:      (250) 860-6060
              1171 Harvey Avenue
              Kelowna BC  V1Y 6E8

If you are planning to attend, please RSVP by completing the Registration Form below and mail or fax it to our Head Office in Kelowna. You may also respond by e-mail: info@lomm.com or call us @ (877) 762-7552.
        -------------

--------------------------------------------------------------------------------

                  4Th Annual General Meeting Registration Form
                  --------------------------------------------

Name:        ______________________________________________________________

Address:     ______________________________________________________________

City:        _______________________   Province/State:   __________________

Postal Code/Zip:   __________________        Tel:     _________________

# of People Attending:    __________



                        L.O.M. Medical International Inc.
                            #3 - 1482 Springfield Rd.
                               Kelowna BC V1Y 5V3
                     Tel: (877) 762-7552 Fax: (250) 762-6988
                              E-mail: info@lomm.com

                                                          Exhibit B - Proxy Card





                                      PROXY

                       L.O.M. MEDICAL INTERNATIONAL, INC.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF L.O.M. MEDICAL
             INTERNATIONAL INC., A DELAWARE CORPORATION ("COMPANY").


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS INDICATED, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER REGARDING ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED HEREIN ARE HEREBY EXPRESSLY REVOKED. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY OR BY VOTING AT THE ANNUAL MEETING IN PERSON.

INSTRUCTIONS. Except with respect to the election of directors, to vote in favor of a proposal, circle the phrase "FOR approval". To vote against a proposal, circle the phrase "AGAINST approval". To abstain from voting on a proposal, circle the phrase "ABSTAIN".

The undersigned stockholder of L.O.M. Medical International Inc., (defined herein previously as the "Company"), hereby constitutes and appoints John Klippenstein, with the power to appoint his substitute, as attorney and proxy, to appear, attend and vote all of the shares of common stock of the Company standing in the name of the undersigned on the record date at the Annual Meeting of Stockholders of the Company to be held at 1:00 p.m. Pacific Time, on January 24th, 2002, at The Coast Capri Hotel located at 1171 Harvey Avenue, in Kelowna, British Columbia Canada V1Y 6E8 and at any adjournment thereof, upon the following:

1.   To elect five (5) directors as follows:

        FOR all nominees listed below,           WITHHOLD AUTHORITY
        except as marked to the contrary         to vote for all nominees listed
        below                                    below

     Additional Instructions: To withhold authority to vote for any individual nominee, strike a line through that nominee's name specified below.

John Klippenstein               David Gramlich                 Dr. Colin Lee

Dr. Jeffrey Berg                Clifford Mandell

2. To approve, adopt and ratify the actions taken by the Company's officers and directors during the most recent fiscal year;

          FOR approval           AGAINST approval           ABSTAIN


3. To approve the selection of KPMG LLP to audit the financial statements of the Company for the fiscal year ended May 31, 2003;

          FOR approval           AGAINST approval           ABSTAIN


4. To vote in his or her discretion on such other business as may properly come before the meeting, or any adjournment thereof.

     Please mark, date, sign and return this proxy promptly in the enclosed envelope. When shares of the Company's common stock are held by joint tenants, both joint tenants should sign this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please specify your complete title as such. If shares of the Company's common stock are held by a corporation, please sign in full that corporation's name and execute this proxy by the President or other authorized officer of that corporation. If shares of the Company's common stock are held by a partnership, please execute this proxy in that partnership's name by an authorized general partner or other authorized representative of that partnership.

Dated:
      ----------------------          ------------------------------------------
                                      (Signature of Shareholder)



                                      ------------------------------------------
                                      (Printed Name of Shareholder)

___  PLEASE CHECK IF YOU ARE PLANNING TO ATTEND THE ANNUAL MEETING.











                                       B-2